UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07384

Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund
A Series of
NICHOLAS APPLEGATE INSTITUTIONAL FUNDS
(Exact name of registrant as specified in charter)

600 WEST BROADWAY, 30TH FLOOR, SAN DIEGO, CA 92101
(Address of principal executive offices) (Zip Code)

Charles H. Field, Jr.
c/o Nicholas-Applegate Capital Management
600 West Broadway, 30th Floor
San Diego, CA 92101

(Name and address of agent for service)

Copy to:
Deborah A. Wussow
c/o Nicholas-Applegate Capital Management
600 West Broadway, 30th Floor
San Diego, CA 92101

Registrant's telephone number, including area code: (619) 687-2988

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

June 30, 2007

U.S. Systematic Mid Cap Growth Fund

Class I & II Shares

TABLE OF CONTENTS

THE FUND'S REVIEW AND OUTLOOK, PERFORMANCE AND SCHEDULE OF INVESTMENTS	3
FINANCIAL HIGHLIGHTS	12
STATEMENT OF ASSETS AND LIABILITIES	16
STATEMENTS OF OPERATIONS	17
STATEMENTS OF CHANGES IN NET ASSETS	18
NOTES TO FINANCIAL STATEMENTS	19
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)	25
SUPPLEMENTARY INFORMATION (UNAUDITED)	26

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I-II shares. Distributor: Nicholas Applegate Securities.

U.S. SYSTEMATIC MID CAP GROWTH FUND

Management Team: Jane Edmondson, Portfolio Manager; Mark P. Roemer, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in stocks of mid-sized U.S. companies. Generally, mid-sized companies are those within the capitalization range of the Russell Midcap Growth Index, as measured at time of purchase.

Market Overview: U.S. equities posted strong gains from April 1 through June 30, 2007, adding to positive returns from earlier in the year. Stock prices advanced amid:

•	Robust merger and buyout activity, fueled by low borrowing costs and ample cash on corporate balance sheets and in private equity funds

•	Signs the economy was improving after slowing to a near standstill during the first three months of the year

•	Better-than-expected first quarter earnings, with profit growth for S&P 500 companies more than double what Wall Street had expected at the start of the earnings season

The Federal Open Market Committee (FOMC) held the target fed funds rate steady at 5.25%, as it had since August 2006. While the funds rate was stable, longer-term Treasury yields rose on concerns that inflationary pressures and a pickup in the economy might cause the FOMC to tighten monetary policy later in 2007.

This period’s equity market gain was broad-based, with stocks in all major capitalization and style segments climbing higher. On a relative basis, large-and mid-cap shares outperformed small caps, and growth stocks outpaced value stocks.

Performance: From April 1 through June 30, 2007, the Fund’s Class I shares gained 4.36% and the Russell Midcap Growth Index rose 6.74%.

Portfolio Specifics: The Fund’s underperformance was due to stock selection, with stock selection in the information technology, health care and industrials sectors subtracting the most from relative results.

Major detractors in the information technology sector included Network Appliance and Brocade Communications Systems, two storage device manufacturers that reported weaker-than-expected earnings. In health care, the Fund was negatively affected by its lack of exposure to biotechnology company Medimmune, which announced in April that it was being acquired at a substantial premium. Against a backdrop of higher fuel costs and a decline in passenger traffic, positions in AMR Corporation and Continental Airlines weighed on relative results in industrials.

Stock selection in the energy and materials sectors had the largest positive impact on performance versus the index. El Paso Corporation, a natural gas company, and National Oilwell Varco, a provider of equipment used in oil and gas production, were top contributors in the energy sector. Celanese, a chemical manufacturer that reported strong earnings, was a notable performer in materials.

The Fund remained well diversified throughout the period. At June 30, 2007 the largest overweight versus the index was in the consumer discretionary sector (+7.5%), and the largest underweight was in information technology (-3.7%).

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell Midcap Growth Index in both up and down markets. By applying our disciplined, bottom-up approach in all investment environments, we believe the Fund will generate consistently strong returns over time.

Comparison of Change in Value of $250,000 Investment in U.S. Systematic Mid Cap Growth Fund Class I and II Shares with the Russell Midcap Growth Index.

Annualized Total Returns As of 06/30/07
		Since
	1 Year	Inception
U.S. Systematic Mid Cap Growth
Fund Class I	22.11%	14.31%
Russell Midcap Growth Index	19.72%	13.20%

Annualized Total Returns As of 06/30/07
		Since
	1 Year	Inception
U.S. Systematic Mid Cap Growth
Fund Class II	22.35%	14.52%
Russell Midcap Growth Index	19.72%	13.20%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Russell Midcap Growth Index for the periods indicated. The Fund’s Class I shares were first available on February 27, 2004 and Class II shares on September 30, 2005. The historical performance of Class II shares includes the performance of Class I shares for periods prior to the inception of Class II shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment.

In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell Midcap Growth Index is an unmanaged index generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Index. Russell Growth Indexes measure the performance of those companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. SYSTEMATIC MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007

	Number
	of Shares	Value
COMMON STOCK - 98.4%
Aerospace/Defense - 1.2%
Spirit Aerosystems Holdings, Inc. Cl. A*	8,800	$317,240
Airlines - 2.5%
AMR Corp.*	11,800	310,930
Continental Airlines, Inc. Cl. B*	10,900	369,183
		680,113
Apparel Manufacturers - 0.6%
Phillips-Van Heusen	2,900	175,653
Appliances - 1.2%
Whirlpool Corp.	3,000	333,600
Broadcast Services/Programming - 1.3%
Liberty Media Corp. - Capital*	3,000	353,040
Building Products-Air & Heating - 0.8%
American Standard Companies, Inc.	3,600	212,328
Building-Maintenance & Service - 1.1%
Rollins, Inc.	13,000	296,010
Casino Hotels - 1.3%
Wynn Resorts, Ltd.	3,800	340,822
Chemicals-Diversified - 1.5%
Celanese Corp. Cl. A	10,300	399,434
Chemicals-Specialty - 1.1%
Ashland, Inc.	4,500	287,775
Commercial Banks-Southern US - 0.9%
Synovus Financial Corp.	8,100	248,670
Computer Services - 1.9%
DST Systems, Inc.*	4,000	316,840
Electronic Data Systems Corp.	6,800	188,564
		505,404
Computers-Integrated Systems - 1.2%
Diebold, Inc.	6,100	318,420
Computers-Memory Devices - 1.3%
Network Appliance, Inc.*	12,400	362,080
Cosmetics & Toiletries - 0.9%
The Estee Lauder Cos., Inc. Cl. A	5,600	254,856

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS - (Continued)
AS OF JUNE 30, 2007

	Number
	of Shares	Value
COMMON STOCK - (Continued)
Data Processing/Management - 1.7%
Dun & Bradstreet Corp.	4,500	$463,410
Dialysis Centers - 1.4%
DaVita, Inc.*	7,300	393,324
Distribution/Wholesale - 1.3%
Genuine Parts Co.	7,300	362,080
Diversified Manufacturing Operations - 3.5%
Dover Corp.	8,300	424,545
Parker Hannifin Corp.	1,700	166,447
Teleflex, Inc.	4,500	368,010
		959,002
E-Commerce/Products - 0.6%
NutriSystem, Inc.*	2,200	153,648
E-Commerce/Services - 1.6%
Expedia, Inc.*	14,700	430,563
Electronic Components-Semiconductors - 4.3%
Broadcom Corp. Cl. A*	10,700	312,975
MEMC Electronic Materials, Inc.*	7,100	433,952
NVIDIA Corp.*	10,400	429,624
		1,176,551
Electronic Connectors - 1.4%
Thomas & Betts Corp.*	6,700	388,600
Electronic Parts Distribution - 1.1%
Avnet, Inc.*	7,300	289,372
Electronics-Military - 1.4%
L-3 Communications Holdings, Inc.	3,800	370,082
E-Marketing/Information - 1.2%
Digital River, Inc.*	7,100	321,275
Enterprise Software/Services - 0.5%
BEA Systems, Inc.*	10,800	147,852
Finance-Consumer Loans - 0.6%
The First Marblehead Corp.	4,000	154,560
Food-Miscellaneous/Diversified - 2.7%
HJ Heinz Co.	6,900	327,543
Sara Lee Corp.	23,400	407,160
		734,703

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS - (Continued)
AS OF JUNE 30, 2007

	Number
	of Shares	Value
COMMON STOCK - (Continued)
Funeral Services & Related Items - 0.6%
Service Corp. International	12,700	$162,306
Independent Power Producer - 1.8%
Dynegy, Inc. Cl. A*	37,400	353,056
Mirant Corp.*	3,500	149,275
		502,331
Industrial Audio & Video Products - 1.1%
Dolby Laboratories, Inc. Cl. A*	8,200	290,362
Instruments-Controls - 1.3%
Mettler Toledo International, Inc.*	3,700	353,387
Instruments-Scientific - 0.8%
PerkinElmer, Inc.	8,100	211,086
Life/Health Insurance - 1.4%
Cigna Corp.	7,200	375,984
Medical Products - 0.5%
Zimmer Holdings, Inc.*	1,500	127,335
Medical-Drugs - 2.3%
Forest Laboratories, Inc.*	9,500	433,675
King Pharmaceuticals, Inc.*	9,000	184,140
		617,815
Medical-HMO - 2.9%
Coventry Health Care, Inc.*	3,325	191,686
Humana, Inc.*	7,200	438,552
WellCare Health Plans, Inc.*	1,600	144,816
		775,054
Metal-Diversified - 0.6%
Freeport-McMoRan Copper & Gold, Inc.	1,900	157,358
Metal-Iron - 1.1%
Cleveland Cliffs, Inc.	3,700	287,379
Motorcycle/Motor Scooter - 1.8%
Harley-Davidson, Inc.	8,400	500,724
Multi-line Insurance - 1.2%
Assurant, Inc.	5,500	324,060
Non-Ferrous Metals - 1.1%
Titanium Metals Corp.*	9,300	296,670

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS - (Continued)
AS OF JUNE 30, 2007

	Number
	of Shares	Value
COMMON STOCK - (Continued)
Oil & Gas Drilling - 4.2%
Diamond Offshore Drilling, Inc.	4,400	$446,864
ENSCO International, Inc.	8,000	488,080
Pride International, Inc.*	5,700	213,522
		1,148,466
Oil Field Machinery & Equipment - 3.8%
Dresser-Rand Group, Inc.*	9,400	371,300
Grant Prideco, Inc.*	5,300	285,299
National Oilwell Varco, Inc.*	3,500	364,840
		1,021,439
Oil-Field Services - 0.4%
Helix Energy Solutions Group*	3,000	119,730
Paper & Related Products - 1.2%
International Paper Co.	8,700	339,735
Pipelines - 1.6%
El Paso Corp.	25,500	439,365
Property/Casualty Insurance - 1.2%
WR Berkley Corp.	9,875	321,333
Publishing-Newspapers - 1.1%
Gannett Co., Inc.	5,300	291,235
Real Estate Management/Services - 1.5%
Jones Lang LaSalle, Inc.	3,600	408,600
REITS-Diversified - 0.6%
iStar Financial, Inc.	4,000	177,320
REITS-Storage - 0.6%
Public Storage	2,000	153,640
Rental Auto/Equipment - 1.2%
Avis Budget Group, Inc.*	11,100	315,573
Retail-Apparel/Shoe - 1.6%
Nordstrom, Inc.	8,700	444,744
Retail-Auto Parts - 1.6%
Autozone, Inc.*	3,100	423,522
Retail-Computer Equipment - 1.3%
GameStop Corp. Cl. A*	9,400	367,540

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS - (Continued)
AS OF JUNE 30, 2007

	Number
	of Shares	Value
COMMON STOCK - (Continued)
Retail-Consumer Electronics - 1.0%
RadioShack Corp.	8,600	$285,004
Retail-Discount - 3.1%
Dollar Tree Stores, Inc.*	8,500	370,175
TJX Cos., Inc.	16,800	462,000
		832,175
Retail-Major Department Stores - 0.7%
JC Penney Co., Inc.	2,500	180,950
Retail-Restaurants - 2.3%
CBRL Group, Inc.	7,400	314,352
Wendy's International, Inc.	8,300	305,025
		619,377
Rubber-Tires - 0.9%
Goodyear Tire & Rubber Co.*	7,000	243,320
Semiconductor Components-Integrated Circuits - 0.7%
Integrated Device Technology, Inc.*	11,700	178,659
Semiconductor Equipment - 1.0%
Novellus Systems, Inc.*	9,800	278,026
Telecommunications Equipment - 0.5%
ADC Telecommunications, Inc.*	7,400	135,642
Telephone-Integrated - 1.0%
Level 3 Communications, Inc.*	48,400	283,140
Tools-Hand Held - 1.4%
The Black & Decker Corp.	4,400	388,564
Toys - 1.5%
Mattel, Inc.	15,900	402,111
Vitamins & Nutrition Products - 0.4%
NBTY, Inc.*	2,700	116,640
Wire & Cable Products - 0.7%
Belden, Inc.	3,300	182,655
X-Ray Equipment - 0.7%
Hologic, Inc.*	3,400	188,054
TOTAL COMMON STOCK
(Cost: $23,481,856)		$26,698,877

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS - (Continued)
AS OF JUNE 30, 2007

	Principal
	Amount	Value
SHORT TERM INVESTMENTS - 1.6%
Time Deposit - 1.6%
Bank of America London
4.640%, 07/02/07
(Cost: $433,470)	$433,470	$433,470
TOTAL INVESTMENTS - 100.0%
(Cost: $23,915,326)		27,132,347
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0%)		(1,218)
NET ASSETS - 100.0%		$27,131,129

* Non-income producing securities.

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS BY SECTOR AS OF JUNE 30, 2007

Percent of
Sector	Net Assets
Consumer, Cyclical	22.8%
Industrial	16.2
Consumer, Non-cyclical	14.7
Technology	11.0
Energy	10.1
Financial	8.0
Communications	7.3
Basic Materials	6.5
Utilities	1.8
Short Term Investments	1.6
Total Investments	100.0
Liabilities in excess of other assets	(0.0)
NET ASSETS	100.0%

See Accompanying Notes to Financial Statements.

Financial Highlights
For a Class I share outstanding during the period indicated

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distribution	Net Asset Value, Ending
	U.S. EQUITY FUND
U.S. SYSTEMATIC MID CAP GROWTH
For the period 04/01/07 through 06/30/07*	$13.77	$(0.01)	$0.61	$0.60	$-	$-	$-	$14.37
For the year ended 03/31/07	13.02	(0.04)	1.37	1.33	-	(0.58)	(0.58)	13.77
For the year ended 03/31/06	10.69	(0.04)	2.85	2.81	-	(0.48)	(0.48)	13.02
For the year ended 03/31/05	9.89	(0.04)	0.84	0.80	-	-	-	10.69
2/27/04 (Commenced) to 03/31/04	10.00	0.00 (6)	(0.11)	(0.11)	-	-	-	9.89

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

(2)	Total returns are not annualized for periods less than one year.

(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

(4)	The expense reimbursement was terminated on January 23, 2006.

(5)	Net expenses include certain items not subject to expense reimbursement.

(6)	Less than one penny per share.

(7)	Inception to date Return.

(8)
The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses) of the U.S. Systematic Mid Cap Growth Fund did not exceed 1.33% throughout the year.

(9)	Not annualized.

(10)
Due to the realignment of the Fund's portfolio in connection with the combination with U.S. Systematic Mid Cap Growth Fund, the cost of purchases of $1,095,903 and proceeds from sales of $1,041,817 have been excluded from the Portfolio Turnover calculation.

* On May 11, 2007, the Board of Trustees approved a change in the Fund's fiscal year from March 31 to June 30.

See Accompanying Notes to Financial Statements.

Financial Highlights - (Continued)
For a Class I share outstanding during the period indicated

				Ratios to Average Net Assets (3)
	Total Return (2)		Net Assets, Ending (in 000's)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements) / Recoupment (4)	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (5)		Fund's Portfolio Turnover Rate

U.S. SYSTEMATIC MID CAP GROWTH
For the period 04/01/07 through 06/30/07	4.36%		$3,478	(0.26%)	1.35%	-	1.35%	0.98%		41	%(9)
For the year ended 03/31/07	10.54%		3,335	(0.34%)	1.34%	-	1.34%	1.14%		191%
For the year ended 03/31/06	26.73%		3,348	(0.33%)	2.15%	(0.81%)	1.34%	1.01	%(8)	160%
For the year ended 03/31/05	8.09%		5,566	(0.36%)	1.97%	(0.63%)	1.34%	1.21%		146	%(10)
2/27/04 (Commenced) to 03/31/04	(1.10	%)(7)	5,347	(0.43%)	4.39%	(3.04%)	1.35%	1.35%		14%

See Accompanying Notes to Financial Statements.

Financial Highlights - (Continued)
For a Class II share outstanding during the period indicated

						Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)		Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending
	U.S. EQUITY FUND
U.S. SYSTEMATIC MID CAP GROWTH
For the period 04/01/07 through 06/30/07*	$13.85	$(0.00	) (6)	$0.61	$0.61	$-	$-	$-	$14.46
For the year ended 03/31/07	13.07	(0.02)		1.38	1.36	-	(0.58)	(0.58)	13.85
09/30/05 (Commenced) to 03/31/06	12.10	(0.01)		1.46	1.45	-	(0.48)	(0.48)	13.07

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

(2)	Total returns are not annualized for periods less than one year.

(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

(4)	The expense reimbursement was terminated on January 23, 2006.

(5)	Net expenses include certain items not subject to expense reimbursement.

(6)	Less than one penny per share.

(7)	Inception to date Return.

(8)
The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses) of the U.S. Systematic Mid Cap Growth Fund Class II do not exceed 1.13% for the period 01/24/06 to 03/31/06.

(9)	Not annualized.

* On May 11, 2007, the Board of Trustees approved a change in the Fund's fiscal year from March 31 to June 30.

See Accompanying Notes to Financial Statements.

Financial Highlights - (Continued)
For a Class II share outstanding during the period indicated

				Ratios to Average Net Assets (3)
	Total Return (2)		Net Assets, Ending (in 000's)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment (4)	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (5)		Fund's Portfolio Turnover Rate

U.S. SYSTEMATIC MID CAP GROWTH
For the period 04/01/07 through 06/30/07	4.40%		$23,653	(0.07%)	1.15%	-	1.15%	0.79%		41	%(9)
For the year ended 03/31/07	10.81%		23,706	(0.14%)	1.14%	-	1.14%	0.93%		191%
09/30/05 (Commenced) to 03/31/06	12.39	% (7)	21,937	0.25%	2.82%	(0.62%)	2.20%	0.92	%(8)	60%

See Accompanying Notes to Financial Statements.

Nicholas-Applegate Institutional Funds
U.S. Systematic Mid Cap Growth
Statement of Assets and Liabilities
June 30, 2007

ASSETS
Investments, at value	$27,132,347
Receivables:
Capital shares sold	175
Dividends	13,842
Other assets	15,518
Total assets	27,161,882
LIABILITIES
Payables:
Capital shares redeemed	3,952
To investment advisor	15,654
Accrued Expenses and other liabilities	11,147
Total Liabilities	30,753
NET ASSETS	$27,131,129
Investments, at cost	$23,915,326
NET ASSETS CONSIST OF:
Paid-in capital	$23,618,892
Accumulated net realized gain (loss) on investments	295,216
Net unrealized appreciation (depreciation) of investments	3,217,021
Net Assets applicable to all shares outstanding	$27,131,129
Net Assets of Class I Shares	$3,477,807
Net Assets of Class II Shares	23,653,322
Class I Shares outstanding	242,063
Class II Shares outstanding	1,635,980
Net Asset Value - Class I Share	$14.37
Net Asset Value - Class II Share	$14.46

See Accompanying Notes to Financial Statements.

Nicholas-Applegate Institutional Funds
U.S. Systematic Mid Cap Growth
Statements of Operations

	April 1, 2007 through June 30, 2007*	Year ended March 31, 2007
INVESTMENT INCOME
Dividends	$48,828	$251,876
Total Income	48,828	251,876
EXPENSES
Advisory fee	47,300	222,534
Administration fees	29,432	138,181
Professional fees	577	4,143
Trustees' fees and expenses	974	3,433
Interest expense - overdrafts	257	32
Miscellaneous	996	698
Total Expenses	79,536	369,021
Expense offset	(24,545)	(67,707)
Net Expenses	54,991	301,314
NET INVESTMENT INCOME (LOSS)	(6,163)	(49,438)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Realized gain from:
Securities	1,659,027	2,559,300
Net realized gain (loss)	1,659,027	2,559,300
Change in unrealized appreciation (depreciation) of:
Investments	(504,557)	1,678,267
Net unrealized appreciation (depreciation)	(504,557)	1,678,267
NET GAIN (LOSS) ON INVESTMENTS	1,154,470	4,237,567
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,148,307	4,188,129

* On May 11, 2007, the Board of Trustees approved a change in the Fund's fiscal year from March 31 to June 30.

See Accompanying Notes to Financial Statements.

Nicholas-Applegate Institutional Funds
U.S. Systematic Mid Cap Growth
Statements of Changes in Net Assets

	April 1, 2007 through June 30, 2007*	Year ended March 31, 2007	Year ended March 31, 2006
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS:
Net investment loss	$(6,163)	$(49,438)	$(23,484)
Net realized gain	1,659,027	2,559,300	1,932,084
Net unrealized appreciation (depreciation)	(504,557)	1,678,267	1,599,679
Net increase in net assets from investment operations	1,148,307	4,188,129	3,508,279
DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	—	(1,221,857)	(863,189)
Total distributions	—	(1,221,857)	(863,189)
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Class I	450	2,720	474,215
Class II	2,425,928	22,398,812	21,772,058
Class IV	—	—	1,054,818
Distributions reinvested
Class I	—	133,769	106,463
Class II	—	1,088,088	661,945
Class IV	—	—	94,576
Cost of shares redeemed
Class I	(1,288)	(317,620)	(3,604,980)
Class II	(3,482,631)	(24,517,301)	(1,978,651)
Class IV	—	—	(2,774,114)
Net increase (decrease) in net assets from share transactions	(1,057,541)	(1,211,532)	15,806,330
Net Increase in Net Assets	90,766	1,754,740	18,451,420
NET ASSETS
Beginning	$27,040,363	25,285,623	6,834,203
Ending	$27,131,129	27,040,363	25,285,623
Undistributed net investment income, ending	$—	—	—
CLASS I - CAPITAL SHARE ACTIVITY
Shares sold	31	211	37,339
Distributions reinvested	—	10,475	9,043
Shares redeemed	(89)	(25,688)	(309,803)
Net Class I Share Activity	(58)	(15,002)	(263,421)
CLASS II - CAPITAL SHARE ACTIVITY
Shares sold	170,752	1,717,995	1,778,810
Distributions reinvested	—	84,742	56,144
Shares redeemed	(245,926)	(1,770,399)	(156,138)
Net Class II Share Activity	(75,174)	32,338	1,678,816
CLASS IV - CAPITAL SHARE ACTIVITY
Shares sold	—	—	98,798
Distributions reinvested	—	—	8,021
Shares redeemed	—	—	(225,497)
Net Class IV Share Activity	—	—	(118,678)

* On May 11, 2007, the Board of Trustees approved a change in the Fund's fiscal year from March 31 to June 30.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Note A — ORGANIZATION

The U.S. Systematic Mid Cap Growth Fund (the “Fund”) is one series of shares of beneficial interest of the Nicholas-Applegate Institutional Funds (the “Trust”), an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and currently consists of thirteen separate portfolios including the U.S. Systematic Mid Cap Growth Fund. The Fund’s investment objectives, strategies and risks are discussed in the Fund’s current prospectus. The Fund has registered share classes I and II. On May 11, 2007, the Board of Trustees approved a change in the Fund’s fiscal year end from March 31 to June 30.

Note B — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Fund in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations

The Fund’s equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser.

Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price. U.S. Treasury Bills will be priced via bid from pricing sources.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser’s portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of the Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation. The Fund held no fair valued securities at June 30, 2007.

Security Transactions and Investment Income

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Futures Contracts

The Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund did not enter into any futures contracts during the periods ended March 31, 2007 and June 30, 2007.

Options Contracts

The Fund may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. The Fund did not enter into any options contracts during the periods ended March 31, 2007 and June 30, 2007.

Securities Lending

In order to generate expense offset credits, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. There were no securities on loan at June 30, 2007.

Credit Facility

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2008. The Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the periods ended March 31, 2007 and June 30, 2007, the Fund did not borrow against the line of credit. The commitment fees paid for the periods ended March 31, 2007 and June 30, 2007 were $472 and $90, respectively.

Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations

The Fund bears expenses incurred specifically on its behalf plus an allocation of its share of certain Trust level expenses. Each share offered by the Fund has equal rights to assets but incurs certain Class specific expenses. The Fund allocates income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances may be used to reduce the Fund’s expenses. During the period, the credits used to reduce the Fund’s expenses were:

	Credit Interest Offset	Directed Brokerage Offset	Securities Lending Offset	Total
For the period ended June 30, 2007	$5,606	$18,939	$-	$24,545
For the year ended March 31, 2007	36,372	27,007	4,328	67,707

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Note C — FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Accordingly, no provision for federal income taxes is required. The Fund records any foreign taxes on income and gains on investments in non-U.S. securities in accordance with the applicable tax rules. The Fund’s tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Distributions to Shareholders

The Fund records distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Fund’s capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Fund makes income and capital gain distributions at least annually.

There were no distributions to shareholders paid during the period ended June 30, 2007.

The tax characters of distributions paid during the periods indicated were as follows:

	Distribution paid:
	Ordinary	Net long term capital	Total taxable	Tax return	Total distributions
	Income	gain	distributions	of capital	paid
For the year ended March 31, 2007	$652,156	$569,701	$1,221,857	-	$1,221,857
For the year ended March 31, 2006	599,243	263,946	863,189	-	863,189

As of June 30, 2007 the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
Undistributed ordinary income	Undistributed long-term capital gains	Accumulated earnings	Accumulated capital and other losses		Unrealized appreciation/(depreciation)		Total accumulated earning/(deficit)
$1,386,364	$839,250	$2,225,614	($1,897,125	)(1)	$3,183,748	(2)	$3,512,237

(1) The Fund had net capital loss carryforwards of approximately:

Capital Loss CarryForward (in 000’s)	Expiration Date
$506	June 30, 2010
$1,391	June 30, 2009

(2)	The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

Note D — TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

Nicholas-Applegate Capital Management LLC ("NACM") serves as Adviser ("the Adviser") to the Trust. The Adviser receives a monthly fee at an annual rate of 0.70% based on the average daily net assets of the Fund.

Administration Fee

On January 24, 2006, the Fund entered into a new Administration Agreement whereby the Fund pays for the administrative services it requires under a unitary fee. Class I & II shareholders of the Fund pay an administrative fee to the Investment Adviser computed as a percentage of the Fund's average daily net assets attributable in the aggregate to Class I & II shares, the Investment Adviser, in turn, provides or procures administrative and shareholder services for Class I & II shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The administration fees were charged at the annual rates of 0.63% and 0.43% for Classes I and II, respectively, from April 1, 2006 to September 27, 2006. Effective September 28, 2006, the Administration Fees were decreased to the annual rates of 0.61% and 0.41% for Classes I and II, respectively, to offset other expenses not covered under the administrative fee. These other expenses which are borne by the Fund, such as brokerage fees, taxes, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses and fees, expenses of the disinterested Trustees of the Trust and their counsel may vary and affect the total level of expenses paid by Class I & II shareholders.

Trustee Compensation

Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust, except for the chairman of the Trust who will receive annual compensation of approximately $42,000 from the Trust.

Note E — INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended June 30, 2007 to indicate the volume of transactions in the Fund. The tax cost of securities held at June 30, 2007, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

	Purchases	Sales	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)
U.S. Systematic Mid Cap Growth	$11,024	$12,054	$23,949	$3,648	($465)	$3,183

Gains and losses resulting from the subscriptions-in-kind and redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the fiscal year ended March 31, 2007, the U.S. Systematic Mid Cap Growth Fund had redemptions-in-kind valued at $22,285,855, which resulted in realized gain of $1,320,540. During the period ended June 30, 2007, the Fund did not have any subscriptions- or redemptions-in-kind.

Note F — FINANCIAL INSTRUMENTS

The Fund may be party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Fund's involvement in such contracts. For the periods ended March 31, 2007 and June 30, 2007 the Fund was not party to any such agreements.

Note G — NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No.48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No.109 (”FIN 48”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. FIN 48 requires the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for the last NAV calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. Accordingly, management has evaluated tax positions taken by the Fund for the period April 1, 2007 through June 30, 2007 and determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a frame work for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any the adoption of SFAS 157 will have on the Fund’s financial statements.

Note H — SUBSEQUENT EVENTS

The Fund reorganized on July 27, 2007 into the Allianz NACM Mid-Cap Growth Fund, a newly created corresponding series of Allianz Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nicholas-Applegate U.S. Systematic Mid Cap Fund, a series of Nicholas-Applegate Institutional Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nicholas-Applegate U.S. Systematic Mid Cap Fund, a series of Nicholas-Applegate Institutional Funds (hereafter referred to as the "Fund") at June 30, 2007, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

As discussed in Note H to the Financial Statements, the Fund reorganized into the Allianz NACM Mid-Cap Growth Fund, a series of Allianz Funds.

PricewaterhouseCoopers LLC

Los Angeles, California

August 6, 2007

Shareholder Expense Example - (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to June 30, 2007).

Actual Expenses

The first line of the table below for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for the Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During the Period April 1, 2007 to June 30, 2007	Annualized Expense Ratio
U.S. Systematic Mid Cap Growth Fund - Class I Actual	$1,000.00	$1,043.60	$3.44	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,009.10	$3.38	1.35%

U.S. Systematic Mid Cap Growth Fund - Class II Actual	$1,000.00	$1,044.00	$2.93	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,009.60	$2.88	1.15%

Supplementary Information - (Unaudited)

PROXY VOTING

The Investment Adviser votes proxies on behalf of the Fund pursuant to written policies and procedures adopted by the Fund. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-551-8043 or visit the Fund’s website at www.nacm.com. To obtain free information on how the Fund’s portfolio securities were voted, please call the Fund at 1-800-551-8043. You may also view how the Fund’s securities were voted by visiting the Securities & Exchange Commission’s website at www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve month period is also available, free of charge, by calling the Fund at 1-800-551-8043 and from the SEC’s website at http:///www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete list of its holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files its Portfolio Schedule with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Fund’s Form N-Q on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

Supplementary Information - (Unaudited) - Continued

CORPORATE GOVERNANCE

Name, Address (1)	Principal Occupation(s) during Past 5 Years
Age	Other Directorship Held by Trustee
Position(s) Held with	Number of Portfolios in Fund complex Overseen by Trustee
Fund
Length of Time Served
(2)

Disinterested Trustees:
George F. Keane (77) Chairman of the Board & Trustee Since August 2004
Principal Occupations: Retired; prior thereto, President Emeritus and founding Chief Executive Officer, The Common Fund (1971-1993); and Endowment Advisors (1987-1999) (organizations that provide investment management programs for colleges and universities)

Other Directorships Held: Director, Longview Oil & Gas (since 2000); Director, Universal Stainless & Alloy Products Inc. (since 1994); Director, and former Chairman of the Board, Trigen Energy Corporation (1994-2000); Trustee, Nicholas-Applegate Mutual Funds (1994-1999).

Number of Portfolios Overseen by Trustee: 13

Walter E. Auch (86)	Principal Occupations: Retired; prior thereto, Chairman and CEO of Chicago Board of Options Exchange (1979-1986); Senior Executive Vice President PaineWebber, Inc.
Trustee
Since May 1999
Other Directorships Held: Trustee, LLBS Funds (since 1994 and Brinson Supplementary Trust (since 1997); Director, Thompson Asset Management Corp (1987-1999); Director, Smith Barney Trak Fund (since 1992) and Smith Barney Advisors (since 1992); Director, PIMCO Advisors L.P (1994-2001); Director, Banyon Realty Trust (1988-2002), Banyon Mortgage Investment Fund ( 1989-2002) and Banyon Land Fund II (since 1988); Director, Express America Holdings Corp ( 1992-1999); Director, Legend Properties, Inc. (1987-1999); Director, Senele Group (since 1988); Director, Fort Dearborn Income Securities, Inc. (1987-1995); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Geotek Industries, Inc. (1987-1998).

Number of Portfolios Overseen by Trustee: 13

Darlene T. DeRemer (51) Trustee Since May 1999
Principal Occupations: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity (2004-2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (1987-2003); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers, (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.

Other Directorships Held: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (1994-2000); Director, Nicholas-Applegate Southeast Asia Fund, Ltd. (since 2004).

Number of Portfolios Overseen by Trustee: 13

John J. Murphy	Principal Occupations: Founder and senior principal, Murphy Capital Management
(63)
Trustee Since September 2005	Other Directorships Held: Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group Ltd. and affiliated companies (retired); Director, Legg Mason Equity Funds.

Number of Portfolios Overseen by Trustee: 13

Interested Trustees:

Horacio A. Valeiras (48) President & Trustee Since August 2004
Principal Occupations: Managing Director (since 2004) and Chief Investment Officer. Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First Boston.

Other Directorships Held: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Number of Portfolios Overseen by Trustee: 13

Supplementary Information - (Unaudited) - Continued

CORPORATE GOVERNANCE

Name, Address (1)	Principal Occupation(s) during Past 5 Years
Age	Other Directorship Held by Trustee
Position(s) Held with	Number of Portfolios in Fund complex Overseen by Trustee
Fund
Length of Time Served
(2)

Officers:

Charles H. Field, Jr. (51) Secretary and Chief Compliance Officer Since May 2002
Principal Occupations: General Counsel, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC (since February 2004), Deputy General Counsel, Nicholas-Applegate Capital Management, LLC (1996-2004).

Other Directorships Held: Director, Nicholas-Applegate U.S. Market Neutral Fund, Ltd. (since 2006).

Number of Portfolios Overseen by Officer: 13

Deborah A. Wussow (47) Treasurer and Assistant Secretary
Principal Occupations: Vice President and Director, Nicholas-Applegate Capital Management, LLC (Since 2005), and previously Manager, Legal and Compliance, Nicholas-Applegate Capital Management, LLC (since 1995)

Since August 2006
Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 13

(1) Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.

(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

George F. Keane, Chairman

 Walter E. Auch

Darlene T. DeRemer

John J. Murphy

Horacio A. Valeiras

OFFICERS

Horacio A. Valeiras, President

Charles H. Field, Jr., Secretary

Deborah A. Wussow, Treasurer

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The registrant has adopted a code of ethics that is reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)
There have been no amendments, during the period covered by this Report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description in Item 2(b) of this Form N-CSR.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in Item 2(b) of this Form N-CSR.

(e)	Not applicable.

(f)	(1) A copy of the code of ethics referenced in Item 2(a) of this Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(2)  The following Independent Trustees have been designated as audit committee financial experts by the Board of Trustees: Darlene T. DeRemer and John J. Murphy. Ms. DeRemer and Mr. Murphy are “independent” as defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES

The aggregate fees billed for the fiscal year ended March 31, 2007 were $6,924. On May 11, 2007, the Fund changed its fiscal year end to the June 30, 2007 period. The aggregate fees billed for the fiscal year ended June 30, 2007 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000.

(b)	AUDIT-RELATED FEES

Not Applicable

(c)	TAX FEES

The aggregate fees billed for the fiscal year ended March 31, 2007 were $4,750. On May 11, 2007, the Fund changed its fiscal year end to the June 30, 2007 period. The aggregate fees billed in the fiscal year ended June 30, 2007 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $3,000. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)	ALL OTHER FEES

The aggregate fees billed for the fiscal year ended March 31, 2007 were $1,079. On May 11, 2007, the Fund changed its fiscal year end to the June 30, 2007 period. The aggregate fees billed for the fiscal year ended June 30, 2007 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)
(1)  The registrant has adopted pre-approval policies and procedures consistent with Rule 2-01(c)(7) of Regulation S-X. These policies and procedures allow for the pre-approval of the following non-audit services: consultations on GAAP and/or financial statement disclosure matters not exceeding $25,000/year; consultations on tax accounting matters not exceeding $25,000/year; review of annual excise distribution provisions not exceeding $15,000/year; and various regulatory and tax filings in foreign jurisdictions (such as India, Taiwan and Venezuela) not exceeding $25,000/year. These policies and procedures require quarterly reporting to the Audit Committee of all such services performed and related fees billed pursuant to the policies and procedures.

(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable
(c) 75%
(d) 25%

(f)	Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years ended March 31, 2007 and June 30, 2007 were $2,994,218 and $1,074,163, respectively.

(h)
The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a)
The registrant’s principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective, as of a date within 90 days of the filing date of this Report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 11(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The registrant’s code of ethics that is the subject of the disclosure required by Item 2 of this Form N-CSR is filed as Exhibit 12(a)(1).

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2) is filed as Exhibit 12(a)(2).

(b) The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Nicholas-Applegate Institutional Funds

By (Signature and Title)

/s/ Horacio A. Valeiras
Horacio A. Valeiras

Title: President (Principal Executive Officer) and Trustee

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By (Signature and Title)

/s/ Deborah A. Wussow
Deborah A. Wussow

Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date: September 6, 2007

* Print name and title of each signing officer under his or her signature.